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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated May 19, 1995 incorporated by reference in Thomas Nelson, Inc.'s Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this registration statement.


                                             ARTHUR ANDERSEN LLP

Nashville, Tennessee
November 28, 1995